UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2020
KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class P Common Stock	KMI	New York Stock Exchange
1.500% Senior Notes due 2022	KMI 22	New York Stock Exchange
2.250% Senior Notes due 2027	KMI 27 A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On July 22, 2020, Kinder Morgan, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarter ended June 30, 2020 and that it will hold a webcast conference call on July 22, 2020 discussing those results. The press release is furnished as Exhibit 99.1 to this report.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2020, the Company announced that, effective immediately, James E. Holland, who has served as President of Products Pipelines of the Company since July 2017, has been appointed to the role of Chief Operating Officer.

Mr. Holland, 57, has been with Kinder Morgan or predecessor companies for more than 25 years and has held various positions in the Products Pipelines business. He was named Vice President of Logistics for the Products Pipelines group in 2004, Vice President of Technical Services in 2012 and President of Products Pipelines in 2017.

In connection with Mr. Holland’s appointment to Chief Operating Officer, he will receive an incremental $250,000 in the form of restricted stock units. The restricted stock units will be issued pursuant to the Company’s 2015 Amended and Restated Stock Incentive Plan, and will vest in full three years from the date of award, provided Mr. Holland is employed by the Company through such time period and applicable performance hurdles have been met.

Mr. Holland does not have a direct or indirect material interest in any transaction described in Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

In connection with Mr. Holland’s appointment, Mr. Dax A. Sanders, Executive Vice President and Chief Strategy Officer, has resigned that position and concurrently been appointed to the role of President of Products Pipelines.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits   The exhibits set forth below are being furnished pursuant to Item 2.02.

Exhibit Number	Description

99.1	Press release of Kinder Morgan, Inc. issued July 22, 2020

104	Cover Page Interactive Data File pursuant to Rule 406 of Regulation S-T formatted in iXBRL (Inline Extensible Business Reporting Language).

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinder Morgan, Inc.
Registrant

Dated: July 22, 2020	By:	/s/ David P. Michels
David P. Michels Vice President and Chief Financial Officer

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